UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2026

ENTRAVISION COMMUNICATIONS CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-15997	95-4783236
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Estrella Way
Burbank, California		91504
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 310 447-3870

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	EVC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Entravision Communications Corporation (the "Company") held its annual meeting of stockholders (the “Annual Meeting”) on May 28, 2026. As discussed in Item 5.07 below, the Company's stockholders approved an amendment and restatement (the “Amendment”) of the Company's Amended and Restated 2004 Equity Incentive Plan (the "2004 Plan") to, among other things, increase the number of shares of Class A common stock authorized for issuance thereunder by 6,000,000 shares.

A description of the material terms of the 2004 Plan is contained in the section entitled "Proposal 4: Approval of the Entravision Communications Corporation Amended and Restated 2004 Equity Incentive Plan" of Entravision's definitive proxy statement for the Annual Meeting filed on April 20, 2026. That description is incorporated into this Item 5.02 by reference. Such description does not purport to be complete and is qualified in its entirety by reference to the full text of the 2004 Plan attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 5.02 by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As of the record date of April 13, 2026, there were a total of 82,686,451 shares of Class A common stock issued and outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 71,583,105 shares of Class A common stock were present in person or by proxy, representing a quorum.

At the Annual Meeting, the Company’s stockholders: (i) elected each of the seven persons listed below under “Election of Directors” to serve as a director of the Company until the 2027 annual meeting of the stockholders and until their successors are duly elected and qualified; (ii) ratified the appointment of Deloitte & Touche, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026; (iii) approved, on an advisory, non-binding basis, the compensation of the Company's named executive officers; and (iv) approved the Amendment. The results of the voting at the Annual Meeting on each such matter are set forth below.

1. Election of Directors:

Name	For	Withheld	Broker Non-Votes
Paul Anton Zevnik	60,243,340	1,871,798	9,467,966
Gilbert R. Vasquez	61,321,607	793,531	9,467,966
Martha Elena Diaz	61,611,282	503,856	9,467,966
Fehmi Zeko	51,461,036	10,654,102	9,467,966
Thomas Strickler	61,736,042	379,096	9,467,966
Brad Bender	61,949,948	165,190	9,467,966
Michael Christenson	61,974,107	141,031	9,467,966

2. Ratification of the appointment of Deloitte & Touche, LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026:

Votes For	71,402,716
Votes Against	158,992
Abstentions	21,396
Broker Non-Votes	0

3. Approval of Executive Compensation (Non-Binding Advisory Resolution):

Votes For	51,920,969
Votes Against	10,171,084
Abstentions	23,085
Broker Non-Votes	0

4. Amendment and restatement of the Company's Amended and Restated 2004 Equity Incentive Plan:

Votes For	43,546,376
Votes Against	18,546,733
Abstentions	22,030
Broker Non-Votes	9,467,966

Item 9.01 Financial Statements and Exhibits.

10.1	Entravision Communications Corporation Amended and Restated 2004 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entravision Communications Corporation

Date:	May 29, 2026	By:	/s/ Michael Christenson
Michael Christenson, Chief Executive Officer